ADDENDUM

This Addendum ("Addendum") to that certain Agreement for Purchase and Sale of Assets between AMS Acquisition Corp. ("Seller") and Affiliated Marketing Services, Inc. ("Purchaser") dated December 31, 1998 (the "Agreement") is executed this 13th day of January,
1999.

WHEREAS, pursuant to Section 11 of the Agreement, the Closing is scheduled to take place on January 11, 1999;

WHEREAS, pursuant to Section 8.2 of the Agreement, Purchaser is required to provide certain documentation to Seller and Purchaser has informed Seller that Purchaser requires several days following the Closing to create and produce the documents required therein;

WHEREAS, the Parties hereto agree that the Closing should be effective as of January 11, 1999 but that it should not be consummated until such time as Purchaser delivers the Exhibits to the Agreement and the documents required by Section 8.2 thereof;

NOW, THEREFORE, in consideration of the mutual covenants and agreement contained herein, the Parties agree as follows:

1. Purchaser shall use his best efforts to create and deliver to Seller the Exhibits to the Agreement and the documents required by Section 8.2 thereof, and for purposes of creating those Exhibits and documents the effective date of the closing shall be January 11, 1999.

2. The actual Closing of the contemplated transaction and the parties obligations under the Agreement shall not happen until Purchaser has delivered, to Seller's satisfaction as to the form, accuracy, and completeness thereof, the items referenced in Paragraph 1 hereof.

3. In the event that Purchaser has not delivered the items referenced in Paragraph 1 hereof to Seller's satisfaction by January 25, 1999, then the Agreement shall be declared canceled.

The Parties hereto hereby agree to the foregoing and execute this Addendum as of the date first written above.

"Purchaser"                                     "Seller"

Affiliated Marketing Services, Inc.             AMS Acquisition Corp.


/s/ Paul Hentschl                               /s/ Joseph Naughton
By:  Paul Hentschl                             By:  Joseph Naughton
Its: President                                 Its: Chief Executive Officer